EXHIBIT 32.1

THE PENN TRAFFIC COMPANY

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Penn Traffic Company (the “Company”) on Form 10-K for the fiscal year ending January 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert R. Panasuk, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert R. Panasuk

Robert R. Panasuk

President and Chief Executive Officer

August 16, 2007